Exhibit 99.1
2008 Financial Information First Quarter

Table of Contents

Earnings Release	Pages 1-4

Consolidated Financial Highlights	Page 5

Consolidated Balance Sheets	Page 6

Average Consolidated Balance Sheets	Page 7

Average Consolidated Balance Sheets	Pages 8
(Fully-tax Equivalent Interest Rates and Interest Differential)

Consolidated Statements of Income and Comprehensive Income	Page 9

Consolidated Statements of Income and Comprehensive Income	Page 10
(Linked Quarters)

Asset Quality Information	Page 11

Noninterest Income and Noninterest Expense Detail	Page 12

Allowance for Loan Losses — Net Charge-off Detail	Page 13
FirstMerit Corporation
III Cascade Plaza
Akron, Ohio 44308
Corporate Communications and Investor Relations
Thomas P. O’Malley
p.330-384-7109

FOR IMMEDIATE RELEASE
FirstMerit Corporation
Analysts/Media Contact: Thomas O’Malley
Director Corporate Communications/Investor Relations Officer
Phone: 330.384.7109
FirstMerit Reports First Quarter 2008 EPS Results of $0.39 per share
Akron, Ohio (April 22, 2008) — FirstMerit Corporation (Nasdaq: FMER) today announced first quarter 2008 net income of $31.4 million, or $0.39 per diluted share. This compares with $31.5 million, or $0.39 per diluted share, for the fourth quarter 2007 and $31.4 million, or $0.39 per diluted share, for the first quarter 2007.
Returns on average common equity (“ROE”) and average assets (“ROA”) for the first quarter 2008 were 13.56% and 1.22%, respectively, compared with 13.87% and 1.21% for the fourth quarter 2007 and 14.91% and 1.24% for the first quarter 2007.
“Revenue growth, expense control and credit quality performance in line with our expectations highlight our financial results. FirstMerit is positioned to profitably grow its balance sheet by winning new business and deepening existing customer relationships. We will execute our super community banking model with an aggressive sales approach tempered by our enhanced credit discipline,” said Paul G. Greig, Chairman and Chief Executive Officer of FirstMerit Corporation.
“Commercial lending activity supported asset growth this quarter while increases in both our capital levels and allowances for loan and credit losses further solidified the strength of our balance sheet.” Mr. Greig continued, “Our capital and reserve coverage provide our Company with a strong base for continued growth.”
Net interest margin was 3.60% for the first quarter of 2008 compared with 3.66% for the fourth quarter of 2007 and 3.58% for the first quarter of 2007. The Company reduced its funding costs compared with the fourth quarter of 2007 and the first quarter of 2007 due to declining average daily balances on higher cost deposits along with lower liability pricing from a falling interest rate environment. The lower liability costs did not fully mitigate corresponding lower loan yields compared with the fourth quarter of 2007 based on the timing and magnitude of Federal Reserve interest rate activity. During the first quarter of 2008 the Company increased its average core deposits, which excludes time deposits, by $70.0 million, or 1.59%, compared with the fourth quarter of 2007, and $37.2 million, or 0.84%, compared with the first quarter of 2007.
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FirstMerit Reports First Quarter 2008 EPS Results — 2
The mix shift in the Company’s deposit composition to a higher concentration of core deposits contributed to lower funding costs and provided a partial offset to decreased average earning asset yields in the first quarter of 2008. The Company’s investment portfolio yield decreased in the first quarter of 2008, to 4.91%, compared with 4.99% in the fourth quarter of 2007, and increased from 4.68% in the first quarter of 2007. The increased investment portfolio yields compared with the first quarter of 2007 positively impacted the year-over-year increase in the net interest margin.
Net interest income on a fully tax-equivalent (“FTE”) basis was $85.7 million in the first quarter 2008 compared with $87.6 million in the fourth quarter of 2007 and $83.2 million in the first quarter of 2007. The decrease in FTE net interest income compared with the fourth quarter 2007 resulted from contraction in the net interest margin, due to declining spreads on earning assets from the impact of three Federal Reserve Open Market Committee interest rate cuts totaling 200 basis points and one less day in the quarter. Net interest margin expansion and average earning asset growth led to increased FTE net interest income compared with the first quarter of 2007. Compared with the first quarter of 2007, average earning assets increased $143.7 million, or 1.52%.
Noninterest income net of securities transactions for the first quarter of 2008 was $52.3 million, an increase of $3.5 million, or 7.08%, from the fourth quarter of 2007 and an increase of $3.5 million, or 7.07%, from the first quarter of 2007. Included in noninterest income in the first quarter 2008 is a $7.9 million gain from the partial redemption of Visa, Inc. shares.
The primary changes in other income for the 2008 first quarter as compared to the first quarter of 2007, were as follows: trust department income was $5.5 million, down 2.61% primarily due to declines in the equity markets; service charges on deposits was $14.7 million, down 9.31% primarily attributable to fewer overdraft items and customer preferences to hold larger balances; credit card fees were $11.2 million, an increase of 3.80%; loan sales and servicing income was $1.4 million, a decrease of $0.3 million, primarily attributable to the current mortgage market environment; and bank owned life insurance income was $3.2 million, up 1.04% due to a tax free exchange of policies resulting in higher yields.
Other income, net of securities gains, as a percentage of net revenue for the first quarter of 2008 was 37.91% compared with 35.80% for fourth quarter of 2007 and 37.00% for the first quarter of 2007. Net revenue is defined as net interest income, on a FTE basis, plus other income, less gains from securities sales.
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FirstMerit Reports First Quarter 2008 EPS Results — 3
Noninterest expense for the first quarter of 2008 was $81.2 million, a decrease of $2.1 million, or 2.47%, from the fourth quarter of 2007 and a decrease of $0.2 million, or 0.36%, from the first quarter of 2007. For the three months ended March 31, 2008, decreases in operating costs compared to the first quarter 2007 occurred as follows: professional services fell $2.9 million, down 60.92% due in part to the consulting services necessary to remediate Bank Secrecy Act issues incurred in 2007 which were completed during the first quarter of 2008; other operating expense increased $2.4 million, up 16.90% primarily attributable to a litigation accrual and a loss on a joint equity investment.
Net charge-offs totaled $11.3 million, or 0.65% of average loans, in the first quarter of 2008 compared with $8.9 million, or 0.51% of average loans, in the fourth quarter 2007 and $3.5 million, or 0.21% of average loans, in the first quarter of 2007.
Nonperforming assets totaled $35.3 million at March 31, 2008, a decrease of $2.0 million, or 5.26%, compared with December 31, 2007. Nonperforming assets at March 31, 2008 represented 0.50% of period-end loans plus other real estate compared with 0.53% at December 31, 2007.
The allowance for loan losses totaled $94.4 million at March 31, 2008, an increase of $0.2 million from December 31, 2007. At March 31, 2008, the allowance for loan losses was 1.33% of period-end loans compared with 1.35% at December 31, 2007. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.45% at March 31, 2008 compared with 1.45% at December 31, 2007. The allowance for credit losses to nonperforming loans was 345.59% at March 31, 2008, compared with 323.22% at December 31, 2007.
FirstMerit’s total assets at March 31, 2008 were $10.5 billion, an increase of $116.2 million, or 1.12%, compared with December 31, 2007 and an increase of $169.7 million, or 1.64%, compared with March 31, 2007. Commercial loan growth of $113.7 million, or 2.91%, compared with December 31, 2007, and $220.0 million, or 5.79%, compared with March 31, 2007, provided the overall asset growth over both periods.
Total deposits were $7.4 billion at March 31, 2008, an increase of $90.9 million, or 1.24%, from December 31, 2007 and a decrease of $278.5 million, or 3.62%, from March 31, 2007. The decrease compared with March 31, 2007 was driven by lower large brokered and consumer CDs. Core deposits totaled $4.6 billion at March 31, 2008, an increase of $62.3 million, or 1.38%, from December 31, 2007 and a decrease of $8.8 million, or 0.19%, from March 31, 2007.
Shareholders’ equity was $937 million at March 31, 2008, compared with $917 million at December 31, 2007 and $864 million at March 31, 2007. The Company increased its strong capital position as tangible equity to assets was 7.68% at March 31, 2008, compared with 7.56% and 7.07% at December 31, 2007 and March 31, 2007, respectively. The common dividend per share paid in the first quarter 2008 was $0.29.
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FirstMerit Reports First Quarter 2008 EPS Results — 4
First Quarter 2008 Conference Call
FirstMerit will host an earnings conference call on April 22, 2008, at 2:00 p.m. EDT to provide an overview of first quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 42926138. A replay of the conference call will be available at approximately 5:00 p.m., on April 22, 2008 through April, 29, 2008, by dialing (800) 642-1687, and entering the PIN: 42926138.
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.5 billion as of March 31, 2008 and 159 banking offices and 175 ATMs in 25 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.
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FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights (Unaudited) (Dollars in thousands)

	Quarters
	2008	2007	2007	2007	2007
EARNINGS	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Net interest income FTE (a)	$85,695	$87,647	$86,582	$85,593	$83,218
Provision for loan losses	11,521	9,334	7,324	9,967	4,210
Other income	52,854	49,993	49,124	48,930	48,876
Other expenses	81,234	83,295	84,030	81,375	81,526
FTE adjustment (a)	1,396	1,486	1,428	1,368	1,212
Net income	31,443	31,459	30,262	29,885	31,421
Diluted EPS	0.39	0.39	0.38	0.37	0.39

PERFORMANCE RATIOS
Return on average assets (ROA)	1.22%	1.21%	1.16%	1.16%	1.24%
Return on average common equity (ROE)	13.56%	13.87%	13.71%	13.75%	14.91%
Net interest margin FTE (a)	3.60%	3.66%	3.61%	3.62%	3.58%
Efficiency ratio	58.69%	60.85%	61.76%	60.33%	61.55%
Number of full-time equivalent employees	2,676	2,688	2,704	2,725	2,751

MARKET DATA
Book value/common share	$11.59	$11.39	$11.00	$10.71	$10.78
Period-end common share mkt value	20.66	20.01	19.76	20.93	21.11
Market as a % of book	178%	176%	180%	195%	196%
Cash dividends/common share	$0.29	$0.29	$0.29	$0.29	$0.29
Common stock dividend payout ratio	74.36%	74.36%	76.32%	78.38%	74.36%
Average basic common shares	80,655	80,477	80,467	80,426	80,113
Average diluted common shares	80,722	80,595	80,561	80,570	80,298
Period end common shares	80,879	80,482	80,467	80,477	80,112
Common shares repurchased	5,426	6,066	22,473	36,159	27,011
Common stock market capitalization	$1,670,960	$1,610,445	$1,590,028	$1,684,384	$1,691,164

ASSET QUALITY
Gross charge-offs	$14,669	$11,768	$12,347	$10,609	$9,424
Net charge-offs	11,315	8,940	7,945	7,580	3,507
Allowance for loan losses	94,411	94,205	93,811	94,432	92,045
Reserve for unfunded lending commitments	7,903	7,394	7,409	6,553	6,746
Nonperforming assets (NPAs)	35,301	37,262	34,199	37,038	32,664
Net charge-offs/average loans ratio	0.65%	0.51%	0.45%	0.43%	0.21%
Allowance for loan losses/period-end loans	1.33%	1.35%	1.34%	1.34%	1.32%
Allowance for credit losses/period-end loans	1.45%	1.45%	1.44%	1.43%	1.42%
NPAs/loans and other real estate	0.50%	0.53%	0.49%	0.52%	0.47%
Allowance for loan losses/nonperforming loans	318.89%	299.70%	314.22%	295.08%	331.93%
Allowance for credit losses/nonperforming loans	345.59%	323.22%	339.04%	315.56%	356.26%

CAPITAL & LIQUIDITY
Period-end tangible equity to assets	7.68%	7.56%	7.24%	7.00%	7.07%
Average equity to assets	8.98%	8.72%	8.45%	8.45%	8.32%
Average equity to loans	13.27%	12.94%	12.49%	12.45%	12.35%
Average loans to deposits	95.82%	94.71%	93.74%	93.18%	92.47%

AVERAGE BALANCES
Assets	$10,388,359	$10,313,707	$10,360,739	$10,319,454	$10,276,241
Deposits	7,330,097	7,339,827	7,479,960	7,515,205	7,481,969
Loans	7,023,928	6,951,544	7,011,776	7,002,750	6,918,636
Earning assets	9,581,121	9,493,271	9,513,230	9,485,819	9,437,418
Shareholders’ equity	932,405	899,624	875,720	871,554	854,713

ENDING BALANCES
Assets	$10,516,828	$10,400,666	$10,407,765	$10,429,099	$10,347,121
Deposits	7,422,678	7,331,739	7,408,296	7,474,466	7,701,202
Loans	7,072,797	7,001,886	7,014,389	7,052,390	6,951,631
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	1,754	1,977	2,200	2,422	2,644
Earning assets	9,688,270	9,509,680	9,563,541	9,545,752	9,447,346
Total shareholders’ equity	937,439	916,977	884,877	862,265	863,641

NOTES:

(a)	- Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(In thousands) (Unaudited, except December 31, 2007, which is derived from the	March 31,	December 31,	March 31,
audited financial statements)	2008	2007	2007
ASSETS
Cash and due from banks	$200,852	$207,335	$242,470
Investment securities (at fair value) and federal funds sold	2,559,729	2,460,453	2,447,426
Loans held for sale	55,744	47,341	48,289
Loans:
Commercial loans	4,020,155	3,906,448	3,800,125
Mortgage loans	575,479	577,219	598,390
Installment loans	1,576,517	1,598,832	1,628,531
Home equity loans	684,064	691,922	709,964
Credit card loans	145,747	153,732	138,183
Leases	70,835	73,733	76,438

Total loans	7,072,797	7,001,886	6,951,631
Less allowance for loan losses	(94,411)	(94,205)	(92,045)

Net loans	6,978,386	6,907,681	6,859,586
Premises and equipment, net	126,273	130,469	135,999
Goodwill	139,245	139,245	139,245
Intangible assets	1,754	1,977	2,644
Accrued interest receivable and other assets	454,845	506,165	471,462

Total assets	$10,516,828	$10,400,666	$10,347,121

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$1,498,107	$1,482,480	$1,463,039
Demand-interest bearing	703,319	727,966	779,790
Savings and money market accounts	2,366,466	2,295,147	2,333,907
Certificates and other time deposits	2,854,786	2,826,146	3,124,466

Total deposits	7,422,678	7,331,739	7,701,202

Securities sold under agreements to repurchase	1,298,145	1,256,080	1,380,591
Wholesale borrowings	653,618	705,121	208,744
Accrued taxes, expenses, and other liabilities	204,948	190,749	192,943

Total liabilities	9,579,389	9,483,689	9,483,480

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value: authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value: designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value: designated 220,000 shares; none outstanding	—	—	—
Common stock, without par value: authorized 300,000,000 shares; issued 92,026,350 at March 31, 2008, December 31, 2007 and March 31, 2007	127,937	127,937	127,937
Capital surplus	91,387	100,028	108,073
Accumulated other comprehensive loss	(31,576)	(43,085)	(71,328)
Retained earnings	1,035,766	1,027,775	1,006,207
Treasury stock, at cost, 11,147,360, 11,543,882 and 11,914,435 shares at March 31, 2008, December 31, 2007 and March 31, 2007, respectively	(286,075)	(295,678)	(307,248)

Total shareholders’ equity	937,439	916,977	863,641

Total liabilities and shareholders’ equity	$10,516,828	$10,400,666	$10,347,121

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS

	Quarterly Periods
(Unaudited)	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2008	2007	2007	2007	2007
ASSETS
Cash and due from banks	$171,028	$175,164	$180,426	$177,524	$179,566
Investment securities/fed funds sold	2,508,125	2,494,975	2,455,777	2,440,015	2,429,539
Loans held for sale	49,068	46,752	45,677	43,054	89,243
Loans:
Commercial loans	3,941,573	3,839,242	3,868,235	3,845,395	3,749,067
Mortgage loans	584,000	581,370	586,911	596,758	607,602
Installment loans	1,587,267	1,615,035	1,640,380	1,636,669	1,622,324
Home equity loans	686,603	696,259	704,499	711,113	717,806
Credit card loans	150,575	149,466	143,312	141,294	143,853
Leases	73,910	70,172	68,439	71,521	77,984

Total loans	7,023,928	6,951,544	7,011,776	7,002,750	6,918,636
Less allowance for loan losses	93,804	92,667	94,393	92,298	91,256

Net loans	6,930,124	6,858,877	6,917,383	6,910,452	6,827,380

Total earning assets	9,581,121	9,493,271	9,513,230	9,485,819	9,437,418

Premises and equipment, net	128,185	132,129	133,303	135,255	137,530
Accrued interest receivable and other assets	601,829	605,810	628,173	613,154	612,983

TOTAL ASSETS	$10,388,359	$10,313,707	$10,360,739	$10,319,454	$10,276,241

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,446,889	$1,435,358	$1,400,848	$1,408,827	$1,389,455
Demand-interest bearing	702,115	699,675	714,216	763,907	756,678
Savings and money market accounts	2,318,899	2,262,818	2,224,048	2,293,567	2,284,549
Certificates and other time deposits	2,862,194	2,941,976	3,140,848	3,048,904	3,051,287

Total deposits	7,330,097	7,339,827	7,479,960	7,515,205	7,481,969

Securities sold under agreements to repurchase	1,310,364	1,517,241	1,555,235	1,458,982	1,352,961
Wholesale borrowings	618,572	369,685	256,356	280,914	399,638

Total funds	9,259,033	9,226,753	9,291,551	9,255,101	9,234,568
Accrued taxes, expenses and other liabilities	196,921	187,330	193,468	192,799	186,960

Total liabilities	9,455,954	9,414,083	9,485,019	9,447,900	9,421,528

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	96,048	99,749	100,511	102,355	107,178
Accumulated other comprehensive (loss) income	(32,170)	(60,430)	(77,215)	(72,170)	(76,926)
Retained earnings	1,032,036	1,028,170	1,020,979	1,012,675	1,003,605
Treasury stock	(291,446)	(295,802)	(296,492)	(299,243)	(307,081)

Total shareholders’ equity	932,405	899,624	875,720	871,554	854,713

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,388,359	$10,313,707	$10,360,739	$10,319,454	$10,276,241

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential
FIRSTMERIT CORPORATION AND SUBSIDIARIES

	Three months ended			Year ended			Three months ended
	March 31, 2008			December 31, 2007			March 31, 2007
	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and due from banks	$171,028			$178,164			$179,566
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,004,597	23,295	4.67%	1,955,049	85,544	4.38%	1,955,704	20,222	4.19%
Obligations of states and political subdivisions (tax exempt)	280,919	4,263	6.10%	255,461	15,595	6.10%	222,381	3,382	6.17%
Other securities and federal funds sold	222,609	3,050	5.51%	244,749	17,127	7.00%	251,454	4,421	7.13%

Total investment securities and federal funds sold	2,508,125	30,608	4.91%	2,455,259	118,266	4.82%	2,429,539	28,025	4.68%

Loans held for sale	49,068	672	5.51%	56,036	3,050	5.44%	89,243	763	3.47%
Loans	7,023,928	115,640	6.62%	6,971,464	521,172	7.48%	6,918,636	129,359	7.58%

Total earning assets	9,581,121	146,920	6.17%	9,482,759	642,488	6.78%	9,437,418	158,147	6.80%

Allowance for loan losses	(93,804)			(92,662)			(91,256)
Other assets	730,014			750,527			750,513

Total assets	$10,388,359			$10,318,788			$10,276,241

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,446,889	—	—	$1,408,726	—	—	$1,389,455	—	—
Demand — interest bearing	702,115	964	0.55%	733,410	6,824	0.93%	756,678	1,919	1.03%
Savings and money market accounts	2,318,899	9,643	1.67%	2,266,070	54,166	2.39%	2,284,549	14,006	2.49%
Certificates and other time deposits	2,862,194	31,987	4.49%	3,045,715	146,559	4.81%	3,051,287	36,080	4.80%

Total deposits	7,330,097	42,594	2.34%	7,453,921	207,549	2.78%	7,481,969	52,005	2.82%

Securities sold under agreements to repurchase	1,310,364	11,542	3.54%	1,471,785	71,298	4.84%	1,352,961	16,785	5.03%
Wholesale borrowings	618,572	7,089	4.61%	326,460	20,601	6.31%	399,638	6,139	6.23%

Total interest bearing liabilities	7,812,144	61,225	3.15%	7,843,440	299,448	3.82%	7,845,113	74,929	3.87%

Other liabilities	196,921			191,096			186,960

Shareholders’ equity	932,405			875,526			854,713

Total liabilities and shareholders’ equity	$10,388,359			$10,318,788			$10,276,241

Net yield on earning assets	$9,581,121	85,695	3.60%	$9,482,759	343,040	3.62%	$9,437,418	83,218	3.58%

Interest rate spread			3.02%			2.96%			2.93%

Note:	Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	Quarters ended
(Unaudited)	March 31,
(In thousands except per share data)	2008	2007
Interest income:
Interest and fees on loans, including held for sale	$116,288	$130,089
Interest and dividends on investment securities and federal funds sold	29,236	26,846

Total interest income	145,524	156,935

Interest expense:
Interest on deposits:
Demand-interest bearing	964	1,919
Savings and money market accounts	9,643	14,006
Certificates and other time deposits	31,987	36,080
Interest on securities sold under agreements to repurchase	11,542	16,785
Interest on wholesale borrowings	7,089	6,139

Total interest expense	61,225	74,929

Net interest income	84,299	82,006
Provision for loan losses	11,521	4,210

Net interest income after provision for loan losses	72,778	77,796

Other income:
Trust department income	5,450	5,596
Service charges on deposits	14,736	16,249
Credit card fees	11,157	11,099
ATM and other service fees	2,794	3,071
Bank owned life insurance income	3,201	3,168
Investment services and insurance	2,865	2,453
Investment securities gains, net	524	—
Loan sales and servicing income	1,391	5,438
Other operating income	10,736	1,802

Total other income	52,854	48,876

Other expenses:
Salaries, wages, pension and employee benefits	43,065	42,500
Net occupancy expense	6,754	6,686
Equipment expense	2,901	3,084
Stationery, supplies and postage	2,325	2,333
Bankcard, loan processing and other costs	7,244	7,470
Professional services	1,887	4,829
Amortization of intangibles	223	223
Other operating expense	16,835	14,401

Total other expenses	81,234	81,526

Income before federal income tax expense	44,398	45,146
Federal income tax expense	12,955	13,725

Net income	$31,443	31,421

Other comprehensive income (loss), net of taxes
Unrealized securities’ holding gain (loss), net of taxes	$11,610	8,113
Unrealized hedging gain (loss), net of taxes	(633)	67
Minimum pension liability adjustment, net of taxes	873	—
Less: reclassification adjustment for securities’ gains losses realized in net income, net of taxes	341	—

Total other comprehensive income (loss), net of taxes	11,509	8,180

Comprehensive income	$42,952	39,601

Net income applicable to common shares	$31,443	31,421

Net income used in diluted EPS calculation	$31,447	31,425

Weighted average number of common shares outstanding — basic	80,655	80,113

Weighted average number of common shares outstanding — diluted	80,722	80,298

Basic earnings per share	$0.39	0.39

Diluted earnings per share	$0.39	0.39

Dividend per share	$0.29	0.29

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

	Quarterly Results
(Unaudited)	2008	2007	2007	2007	2007
(Dollars in thousands, except share data)	1st Q	4th Q	3rd Q	2nd Q	1st Q
Interest and fees on loans, including held for sale	$116,288	$128,078	$133,860	$132,076	$130,089
Interest and dividends — securities and federal funds sold	29,236	29,891	28,771	27,383	26,846

Total interest income	145,524	157,969	162,631	159,459	156,935

Interest on deposits:
Demand-interest bearing	964	1,352	1,677	1,876	1,919
Savings and money market accounts	9,643	12,667	13,501	13,992	14,006
Certificates and other time deposits	31,987	35,290	38,464	36,725	36,080
Securities sold under agreements to repurchase	11,542	16,994	19,514	18,005	16,785
Wholesale borrowings	7,089	5,505	4,321	4,636	6,139

Total interest expense	61,225	71,808	77,477	75,234	74,929

Net interest income	84,299	86,161	85,154	84,225	82,006
Provision for loan losses	11,521	9,334	7,324	9,967	4,210

Net interest income after provision for loan losses	72,778	76,827	77,830	74,258	77,796

Other income:
Trust department income	5,450	5,896	5,657	6,096	5,596
Service charges on deposits	14,736	17,067	17,003	17,055	16,249
Credit card fees	11,157	12,012	11,679	11,712	11,099
ATM and other service fees	2,794	3,055	3,306	3,189	3,071
Bank owned life insurance income	3,201	3,283	3,735	3,290	3,168
Investment services and insurance	2,865	3,121	3,007	2,660	2,453
Investment securities gains (losses), net	524	1,122	—	1	—
Loan sales and servicing income	1,391	1,551	1,411	1,911	5,438
Other operating income	10,736	2,886	3,326	3,016	1,802

Total other income	52,854	49,993	49,124	48,930	48,876

Other expenses:
Salaries, wages, pension and employee benefits	43,065	43,087	41,332	43,538	42,500
Net occupancy expense	6,754	6,284	6,188	6,521	6,686
Equipment expense	2,901	2,886	2,958	2,851	3,084
Stationery, supplies and postage	2,325	2,388	2,463	2,252	2,333
Bankcard, loan processing and other costs	7,244	7,482	7,222	7,607	7,470
Professional services	1,887	3,588	2,923	4,525	4,829
Amortization of intangibles	223	222	222	222	223
Other operating expense	16,835	17,358	20,722	13,859	14,401

Total other expenses	81,234	83,295	84,030	81,375	81,526

Income before income tax expense	44,398	43,525	42,924	41,813	45,146
Federal income taxes	12,955	12,066	12,662	11,928	13,725

Net income	$31,443	$31,459	$30,262	$29,885	$31,421

Other comprehensive income (loss), net of taxes	11,509	23,267	15,721	(10,745)	8,180

Comprehensive income	$42,952	$54,726	$45,983	$19,140	$39,601

Net income applicable to common shares	$31,443	$31,459	$30,262	$29,885	$31,421

Adjusted net income used in diluted EPS calculation	$31,447	$31,463	$30,266	$29,889	$31,425

Weighted-average common shares — basic	80,655	80,477	80,467	80,426	80,113

Weighted-average common shares — diluted	80,722	80,595	80,561	80,570	80,298

Basic net income per share	$0.39	$0.39	$0.38	$0.37	$0.39

Diluted net income per share	$0.39	$0.39	$0.38	$0.37	$0.39

FIRSTMERIT CORPORATION AND SUBSIDIARIES ASSET QUALITY INFORMATION

(Unaudited, except December 31, 2007 annual period which is derived from	Quarterly Periods					Annual Period
the audited financial statements)	Mar 31	Dec 31	Sept 30	June 30	Mar 31	Dec 31
(Dollars in thousands, except ratios)	2008	2007	2007	2007	2007	2007
Allowance for Credit Losses
Allowance for loan losses, beginning of period	$94,205	$93,811	$94,432	$92,045	$91,342	$91,342
Provision for loan losses	11,521	9,334	7,324	9,967	4,210	30,835
Charge-offs	14,669	11,768	12,347	10,609	9,424	44,148
Recoveries	3,354	2,828	4,402	3,029	5,917	16,176

Net charge-offs	11,315	8,940	7,945	7,580	3,507	27,972

Allowance for loan losses, end of period	$94,411	$94,205	$93,811	$94,432	$92,045	$94,205

Reserve for unfunded lending commitments, beginning of period	$7,394	$7,409	$6,553	$6,746	$6,294	$6,294
Provision for credit losses	509	(15)	856	(193)	452	1,100

Reserve for unfunded lending commitments, end of period	$7,903	$7,394	$7,409	$6,553	$6,746	$7,394

Allowance for Credit Losses	$102,314	$101,599	$101,220	$100,985	$98,791	$101,599

Ratios

Provision for loan losses as a % of average loans	0.66%	0.53%	0.41%	0.57%	0.25%	0.44%
Provision for credit losses as a % of average loans	0.03%	0.00%	0.05%	-0.01%	0.03%	0.02%
Net charge-offs as a % of average loans	0.65%	0.51%	0.45%	0.43%	0.21%	0.40%
Allowance for loan losses as a % of period-end loans	1.33%	1.35%	1.34%	1.34%	1.32%	1.35%
Allowance for credit losses as a % of period-end loans	1.45%	1.45%	1.44%	1.43%	1.42%	1.45%
Allowance for loan losses as a % of nonperforming loans	318.89%	299.70%	314.22%	295.08%	331.93%	299.70%
Allowance for credit losses as a % of nonperforming loans	345.59%	323.22%	339.04%	315.56%	356.26%	323.22%

Asset Quality

Impaired loans:
Nonaccrual	$19,777	$21,513	$20,165	$20,877	$17,049	$21,513
Other nonperforming loans:
Nonaccrual	9,829	9,920	9,690	11,125	10,681	9,920

Total nonperforming loans	29,606	31,433	29,855	32,002	27,730	31,433

Other real estate (“ORE”)	5,695	5,829	4,344	5,036	4,934	5,829

Total nonperforming assets (“NPAs”)	$35,301	$37,262	$34,199	$37,038	$32,664	$37,262

NPAs as % of period-end loans + ORE	0.50%	0.53%	0.49%	0.52%	0.47%	0.53%

Past due 90 days or more & accruing interest	$10,931	$11,702	$13,107	$10,536	$15,209	$11,702

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)	2008	2007	2007	2007	2007
(Dollars in thousands)	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
QUARTERLY OTHER INCOME DETAIL

Trust department income	$5,450	$5,896	$5,657	$6,096	$5,596
Service charges on deposits	14,736	17,067	17,003	17,055	16,249
Credit card fees	11,157	12,012	11,679	11,712	11,099
ATM and other service fees	2,794	3,055	3,306	3,189	3,071
Bank owned life insurance income	3,201	3,283	3,735	3,290	3,168
Investment services and insurance	2,865	3,121	3,007	2,660	2,453
Investment securities gains (losses), net	524	1,122	—	1	—
Loan sales and servicing income	1,391	1,551	1,411	1,911	5,438
Visa redemption	7,898	—	—	—	—
Other operating income	2,838	2,886	3,326	3,016	1,802

Total Other Income	$52,854	$49,993	$49,124	$48,930	$48,876

	2008	2007	2007	2007	2007
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
QUARTERLY OTHER EXPENSES DETAIL

Salaries, wages, pension and employee benefits	$43,065	$43,087	$41,332	$43,538	$42,500
Net occupancy expense	6,754	6,284	6,188	6,521	6,686
Equipment expense	2,901	2,886	2,958	2,851	3,084
Taxes, other than federal income taxes	1,702	1,274	1,984	1,655	1,662
Stationery, supplies and postage	2,325	2,388	2,463	2,252	2,333
Bankcard, loan processing and other costs	7,244	7,482	7,222	7,607	7,470
Advertising	2,666	2,989	3,332	1,260	1,420
Professional services	1,887	3,588	2,923	4,525	4,829
Telephone	1,019	1,006	1,142	1,094	1,120
Amortization of intangibles	223	222	222	222	223
Other operating expense	11,448	12,089	14,264	9,850	10,199

Total Other Expenses	$81,234	$83,295	$84,030	$81,375	$81,526

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail

	Quarters ended		Year ended
(Unaudited)	March 31,		December 31,
(Dollars in thousands)	2008	2007	2007
Allowance for loan losses — beginning of period	$94,205	$91,342	$91,342
Loans charged off:
Commercial	3,453	448	7,856
Mortgage	1,280	990	5,026
Installment	6,004	4,746	18,343
Home equity	1,066	820	4,151
Credit cards	2,293	2,399	8,497
Leases	—	21	41
Overdrafts	573	—	234

Total	14,669	9,424	44,148

Recoveries:
Commercial	722	2,878	4,351
Mortgage	32	8	44
Installment	1,742	2,114	8,021
Home equity	100	257	1,265
Credit cards	459	474	1,842
Manufactured housing	72	112	323
Leases	38	74	286
Overdrafts	189	—	44

Total	3,354	5,917	16,176

Net charge-offs	11,315	3,507	27,972
Provision for loan losses	11,521	4,210	30,835

Allowance for loan losses — end of period	$94,411	$92,045	$94,205

Average loans outstanding	$7,023,928	6,918,636	6,971,464

Ratio to average loans:
(Annualized) net charge-offs	0.65%	0.21%	0.40%

Provision for loan losses	0.66%	0.25%	0.44%

Loans outstanding — period-end	$7,072,797	$6,951,631	$7,001,886

Allowance for credit losses:	$102,314	$98,791	$101,599

As a multiple of (annualized) net charge-offs	2.25	6.95	3.63

Allowance for loan losses:
As a percent of period-end loans outstanding	1.33%	1.32%	1.35%

As a multiple of (annualized) net charge-offs	2.07	6.47	3.37